                                                                  Exhibit 10(iv)
                                                                  --------------


                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement is entered into as of January __, 2000 by and among Enviro-Clean of America, Inc., a Nevada corporation (the "Company"), and the new investors who execute a counterpart of this Agreement (the "Investors"):

     WHEREAS, effective as of the date hereof, the Company is entering into an offering of units ("Offering"), each unit containing two (2) shares of Common Stock (the "Unit Shares") and one (1) Common Stock Purchase Warrant ("Warrant(s)") (collectively, the "Units"); and

     WHEREAS, pursuant to the terms of the Offering, it is a condition of the obligations of the Investors and the Company that they enter into a registration rights agreement providing for certain rights to the Investors relative to the registration of Unit Shares and certain shares of Common Stock (the "Warrant Shares") reserved for issuance upon exercise of the Warrants:

     NOW, THEREFORE, the parties hereto in consideration of the mutual promises contained herein and intending to be legally bound do hereby agree as follows:

                                   AGREEMENT

1.   Definitions

     In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings:

"Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

"Common Stock" shall mean the common stock, $.001 par value, of the Company, and any stock into which such common shares may hereafter be changed.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Holder" shall mean any person owning or having the right to acquire Registrable Securities who is a party to this Agreement as of the date hereof or who may be added as a party pursuang to the terms of this Agreement, and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 12 hereof.

"Initiating Holders" shall mean Holders who in the aggregate are Holders of greater than 50% of the Registrable Securities.

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

"Registrable Securities" means (i) the Unit Shares; (ii) the Warrant Shares; and
(iii) any Common Stock of the Company issued or issuable in respect of the Unit Shares or the Warrant Shares; provided, however, that shares of Common Stock shall only be treated as Registrable Securities if and so long as they are not, or have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or permitted to be sold, in the opinion of counsel to the Company, in a single transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are or may be removed upon the consummation of such sale.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing with the Securities and Exchange Commission (the "Commission") a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

"Registration Expenses" shall mean all expenses, except Selling Expenses incurred by the Company in complying with Sections 2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders in the event of one exercise of a requested registration provided for in Section 2 hereof.

"Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth in the definition of Registration Expenses, all fees and disbursements of counsel for any Holder.

2.   Demand Registration

(a)  Request for Registration.  In case the Company shall receive from
     -------------------------
Initiating Holders a written request that the Company effect a registration under the Act with respect to not less than 25% of the Registrable Securities (as adjusted for recapitalizations, stock splits, stock dividends and the like ("Recapitalizations")), the Company will:

          (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

          (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

          Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2:

               (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

               (B) Prior to the one year anniversary of the issuance of Unit Shares and Warrants;

               (C) During the period starting with the date sixty days prior to the Company's estimated date of filing of, and ending on the date six months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

               (D) After the Company has effected one such registrations pursuant to this subparagraph 2(a), and such registrations have been declared or ordered effective; or

               (E) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, in which case the Company's obligation to use its best efforts to register, qualify or comply under this Section 2 shall be deferred for a period not to exceed 120 days from the date of receipt of the written request from the Initiating Holders.

               Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.



(b)  Underwriting.  In the event that a registration pursuant to this Section 2
     -------------
is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited as provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with managing underwriter(s) selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 2, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders participating and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriters' marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. The Company may include shares of Common Stock held by shareholders other than Holders in a registration statement pursuant to this Section 2 to the extent that the amount of Registrable Securities otherwise includible in such registration statement would not thereby be diminished.

     If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

3.   Expenses of Registration

     All Registration Expenses incurred in connection with one registration pursuant to Section 2 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

4.   Registration Procedures

In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for at least one hundred twenty (120) days, provided that no such registration shall constitute a shelf registration under Rule 415 promulgated by the Commission under the Act;

          (b) Enter into a written underwriting agreement in customary form and substance reasonably satisfactory to the Company, the Holders and the managing underwriter or underwriters of the public offering of such securities, if the offering is to be underwritten in whole or in part;

          (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request within ten (10) days prior to the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

          (e) Notify the Holders (or if they have appointed an attorney-in-fact, such attorney-in-fact) participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (f) Notify such Holders or their attorney-in-fact promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (g) Prepare and file with the Commission promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for such Holders, is required under the Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders;

          (h) Prepare and promptly file with the Commission, and promptly notify such Holders or their attorney-in-fact of the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made;

          (i) In case any of such Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectuses as may be necessary to permit compliance with the requirements of the Act;

          (j) Advise such Holders or their attorney-in-fact, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

          (k) At the request of any such Holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, (i) an opinion, dated each such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and (ii) to the extent the Company's accounting firm is willing to do so, a letter dated each such date, from the independent public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent public accountants within the meaning of the Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the registration statement and prospectus, as the underwriters or such requesting Holder or Holders may reasonably request.



5.   Information by Holder

The Holder or Holders of Registrable Securities included in any registration shall furnish the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

6.   Indemnification

(a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Act or any rule or regulation promulgated under the Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to an amount equal to the public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

(c) Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

7.   Transfer of Registration Rights

The rights to cause the Company to register securities granted to the Investor under Sections 2, 3 and 4 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by the Investor provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 25% of the Registrable Securities of the transferor (appropriately adjusted for Recapitalizations). Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner of the Investor, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

8.   Standoff Agreement

Notwithstanding any other provision of this Agreement, each Holder agrees that, upon request of the Company or the underwriters managing an underwritten offering of the Company's securities, such Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred and eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided that the officers and directors of the Company who own stock of the Company and all holders of at least five percent of the Company's then outstanding voting securities also agree to such restrictions. To enforce this covenant, the Company may impose stock-transfer instructions with respect to common stock held by the Investor until the end of such period.

9.   Delay of Registration

No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of the Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10.  Termination of Registration Rights

The registration rights granted under Sections 2, 3 and 4 of this Agreement shall terminate as to all Holders on the fifth anniversary of the effective date of the Company's first registered public offering of its stock (the "Fifth Anniversary"); provided, however, such termination shall be postponed until the later of (i) that number of days following such Fifth Anniversary equal to the number of days, if any, between the date of such first public offering and the Fifth Anniversary that the Common Stock of the Company is not traded on a national stock exchange or the Nasdaq National Market (or any successor organization) and (ii) if as of the Fifth Anniversary, the Company is not so traded, then, one year following such date as the Company first resumes trading on a national stock exchange or the Nasdaq National Market (or any successor organization).

11.  Miscellaneous

          (a) Amendment and Modification.   Subject to applicable law, this
              --------------------------
Agreement may only be amended, modified and supplemented by written agreement of a majority of the Series B Stock and Warrant holders and the Company.

          (b) Waiver of Compliance.  Any failure of the Investors or the Company
              --------------------
to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by the Investors or the Company, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as waiver of, or estoppel with respect to, any subsequent or other failure.

          (c) Notices.  All notices, requests, demands and other communications
              -------
required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail with postage prepaid:

               If to the Company, to:  Enviro-Clean of America, Inc.
                                       211 Park Avenue
                                       Hicksville, New York  11801-1408
                                       Attn:  Richard Kandel, Chairman/CEO
                                       Phone: (516) 931-4455
                                       Fax:   (516) 931-3530

                    (with a copy to:)  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       300 Convent, Suite 1500
                                       San Antonio, Texas 78205
                                       Attn: Alan Schoenbaum
                                       Phone: (210) 281-7000
                                       Fax:   (210) 224-2035

               If to the Investors, to the address and facsimile number of each Investor as set forth on Exhibit A of this Registration Rights Agreement, or to such other person or address as the Investor shall furnish to the Company in writing.

          (d) Assignment.  This Agreement and all of the provisions hereof shall
              ----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law and except that the Company may assign its rights and its obligations under this Agreement to any successor to the business of the Company.

          (e) Governing Law.  This Agreement and the legal relations among the
              -------------
parties hereto shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of law doctrine.

          (f) Counterparts.  This Agreement may be executed simultaneously in
              ------------
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g) Headings.  The headings used in this Agreement are inserted for
              --------
convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

          (h) Third Parties.  Except as specifically set forth or referred to
              -------------
herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

          (i) Severability.  Should any provision of this Agreement be held by a
              ------------
court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding, upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court or arbitration panel is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as modified by the court or the arbitration panel shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

  IN WITNESS WHEREOF, the parties have caused this agreement to be duly executed and delivered as of the day and year first above written.

                           (Signature Page Follows)

                          [COMPANY SIGNATURE PAGE TO
                        REGISTRATION RIGHTS AGREEMENT]



ENVIRO-CLEAN OF AMERICA, INC.



BY:_________________________________
    Randall K. Davis,
    President



[INVESTORS SIGNATURE PAGES FOLLOW]

                          [INVESTOR SIGNATURE PAGE TO
                        REGISTRATION RIGHTS AGREEMENT]


THE INVESTORS:

                          _____________________________________________________
                          Name of Investor if Entity or Signature if Individual


                          By:__________________________________________________

                          Title:_______________________________________________

                          _____________________________________________________
                          Please type or print name